UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2018

NEXTDECADE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36842	46-5723951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Waterway Square Place, Suite 400, The Woodlands, Texas 77380
(Address of Principal Executive Offices) (Zip Code)

(713) 574-1880
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

Series A Convertible Preferred Stock Purchase Agreements

On August 3, 2018, NextDecade Corporation (the “Company”) and HGC NEXT INV LLC, a Delaware limited liability company (“HGC”), entered into a Series A Convertible Preferred Stock Purchase Agreement (the “HGC Purchase Agreement”).  Pursuant to the HGC Purchase Agreement, the Company agreed to sell, and HGC agreed to purchase (the “HGC Offering”), an aggregate of $35 million of shares of the Company’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”), together with associated Warrants (as defined below).  Pursuant to the terms of the HGC Purchase Agreement, the HGC Offering is expected to close on or before August 30, 2018.

Additionally, on August 3, 2018, the Company entered into  a Series A Convertible Preferred Stock Purchase Agreement  (collectively, the “Backstop Purchase Agreements”) with each of (i) York Capital Management Global Advisors, LLC, severally on behalf of certain funds or accounts managed by it or its affiliates (“York”), (ii) Valinor Management, L.P., severally on behalf of certain funds or accounts for which it is investment manager (“Valinor”), and (iii) Halcyon Capital Management LP, severally on behalf of certain funds or accounts managed by it or its affiliates (“Halcyon” and together with York and Valinor, the “Backstop Purchasers”) whereby the Company agreed to sell, and York, Valinor and Halcyon each agreed to purchase, in connection with and pursuant to the Backstop Agreements (defined below), approximately $9.94 million, $3.41 million and $1.65 million, respectively, in shares of Series A Preferred Stock (which include the associated Warrants) (the “Backstop Purchaser Offering,” and together with the HGC Offering, the “Series A Convertible Preferred Offering”).    Each Backstop Purchaser is a Company stockholder and, pursuant to that certain Agreement and Plan of Merger, dated as of April 17, 2017, by and among the Company, each Backstop Purchaser and/or one or more of its affiliates, and the other parties named therein, three individuals, two individuals, and one individual from York, Valinor, and Halcyon, respectively, were appointed to the Company’s board of directors (the “Board”).  The Backstop Purchaser Offering is expected to close on August 9, 2018.

The term “Backstop Agreements” means the backstop commitment agreements, dated April 11, 2018, by and between the Company and each Backstop Purchaser, as amended by the Company and each of the Backstop Purchasers on August 3, 2018 (as discussed below).

Below, is a summary of the material terms of the Series A Convertible Preferred Offering that are set forth in the Certificate of Designations attached as Exhibit C to HGC Purchase Agreement (the “Certificate of Designations”),   which is substantially the same as the summary of material terms disclosed by the Company in the Current Report on Form 8-K filed with the Securities and Exchange Commission filed on April 12, 2018, except for changes to the terms of the Warrants with respect to the Backstop Purchasers and the ability for the Company to issue Series B Preferred Stock (as set forth below).

Purchase Price.  The purchase price per share of Series A Preferred Stock to be issued in the Series A Convertible Preferred Offering will be $1,000.

Warrants.  The Series A Preferred Stock will be issued with detached warrants (the “Warrants”).  The Warrants to be issued to HGC will represent the right to acquire in the aggregate 50 basis points (0.50%) of the fully diluted shares of all outstanding shares of Company common stock, par value $0.0001 per share (the “Common Stock”), on the exercise date with a strike price of $0.01 per share. The Warrants to be issued to each of the Backstop Purchasers will represent the right to acquire approximately 21 basis points (0.21%) in the aggregate of the fully diluted shares of all outstanding shares of Common Stock on the exercise date with a strike price of $0.01 per share.  The Warrants will have a fixed three-year term commencing on the closing of the issuance of the Series A Preferred Stock.  The Warrants may only be exercised by holders at the expiration of such three-year term; however, the Company can force exercise of the Warrants prior to expiration of such term if the volume weighted average trading price of shares of Common Stock for each trading day during any 60 of the prior 90 trading days is equal to or greater than 175% of the Conversion Price.

Origination Fee.  The Company will pay an origination fee in additional shares of Series A Preferred Stock to each of HGC and the Backstop Purchasers equal to two percent (2%)  of the shares of Series A Preferred Stock each purchaser is purchasing under the HGC Purchase Agreement or the Backstop Purchase Agreements, as applicable.  HGC will receive 700 shares of Series A Preferred Stock as an origination fee and the Backstop Purchasers will receive 300 shares of Series A Preferred Stock, in aggregate, as origination fees.

Optional Conversion.  The Company has the option to convert all, but not less than all, of the Series A Preferred Stock into shares of Common Stock at a strike price of $7.50 per share of Common Stock (the “Conversion Price”) on any date on which the volume weighted average trading price of shares of Common Stock for each trading day during any 60 of the prior 90 trading days is equal to or greater than 175% of the Conversion Price, in each case subject to certain terms and conditions.

Mandatory Conversion.  The Company must convert all of the Series A Preferred Stock into shares of Common Stock at the Conversion Price on the earlier of (i) ten (10) Business Days (as defined in the Certificate of Designations)  following a FID Event (as defined in the Certificate of Designations) and (ii) the date that is the tenth (10th) anniversary of the closing of the Series A Preferred  Offering.

Dividends.  The Company will pay dividends on the Series A Preferred Stock and such dividends will be cumulative and accrue at a rate of 12% per annum on their then existing Series A Liquidation Preference (as defined in the Certificate of Designations)  and will be payable in cash or in-kind quarterly, at the Company’s option.  The Series A Preferred Stock will also participate, on an as-converted basis, in any dividends paid to the holders of shares of Common Stock.  The Company currently anticipates that it will elect to pay dividends on the Series A Preferred Stock in-kind, as opposed to paying dividends in cash, prior to the conversion of such shares to Common Stock.

Anti-Dilution.  The Conversion Price and the exercise price for the Warrants will be subject to proportional adjustment for certain transactions relating to the Company’s capital stock, including stock splits, stock dividends and similar transactions and the Conversion Price will be subject to anti-dilution protections with respect to certain Common Stock issuances, subject to certain exceptions.

Registration Rights.  Holders of shares of Series A Preferred Stock will have demand and piggy-back registration rights covering shares of Common Stock underlying the Series A Preferred Stock (including any Common Stock underlying the Series A Preferred Stock issued as in-kind dividends) and the Warrants and issued in respect of the Origination Fees, the Backstop Fees (as defined below) and the Drawdown Fees (as defined below).

Equity Issuances.  The Company is permitted to issue shares of Series B Preferred Stock in an aggregate amount not to exceed $50 million without seeking approval of the holders of the Series A Preferred Stock so long as such Series B Preferred Stock has pari passu priority with the Series A Preferred Stock.  If the Board authorizes the issuance of Series B Preferred Stock in the future, then such issuance will require the approval of the Company’s stockholders voting together as a single class.

Pursuant to the Backstop Agreements,  on the closing of the Backstop Purchaser Offering, the Company will issue to the Backstop Purchasers, or their designated affiliates, approximately (i) 328,000 additional shares of Common Stock (the “Backstop Fees”) and (ii) 86,000 additional shares of Common Stock (the “Drawdown Fees”).

The foregoing descriptions are summaries and are qualified in their entirety by reference to the Backstop Purchase Agreements attached hereto as Exhibits 10.1, 10.2, 10.3, the HGC Purchase Agreement attached hereto as Exhibit 10.4 and the Certificate of Designations, the Warrant Agreement and the Registration Rights Agreement, forms of which are attached hereto as Exhibits 3.1,  4.1 and 10.5,  respectively, and all of which are incorporated herein by such references.

Purchaser’s Rights Agreement

In connection with, and on the closing of, the HGC Offering, the Company and HGC will enter into a purchaser right agreement (the “Purchaser Rights Agreement”).  Pursuant to the Purchaser Rights Agreement, the Company has granted HGC the right to  appoint one person to serve on the Board and a right of first refusal to purchase up to an aggregate of $350 million of any equity or equity-linked securities (including, without limitation, preferred equity, combinations of equity and/or any other instruments or forms of equity capital) in connection with the financing of the development, construction, commissioning and/or operation of the Company’s Rio Grande LNG Project, in each case subject to certain exceptions. HGC may transfer such right of first refusal to an affiliate of HGC or Morgan Stanley Infrastructure, Inc. (or an affiliate thereof) without the Company’s consent or to one or more other third parties with the Company’s consent, subject to certain conditions.  The appointment of a person by HGC to the Board will result in an increase of the size of the Board from eleven members to twelve members.

The foregoing description is a summary and is qualified in its entirety by reference to the Purchaser Rights Agreement, which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

Amendments to Backstop Agreements

On August 3, 2018, the Company entered into an Amendment No. 1 to Backstop Commitment Agreement (the “Backstop Amendment”) with each Backstop Purchaser to, among other things, amend the Backstop Agreements to reflect the stockholder-approved increase in the targeted aggregate proceeds to the Company from the Series A Convertible Preferred Offering from $35 million to $50 million.

The foregoing description is a summary and is qualified in its entirety by reference to Backstop Amendments, which are attached hereto as Exhibits 10.7, 10.8,  and 10.9 and are incorporated herein by such reference.

All shares of Series A Preferred Stock or Common Stock issued to HGC pursuant to the HGC Purchase Agreement and to the Backstop Purchasers pursuant to the Backstop Purchase Agreements and the Backstop Agreements will be issued in reliance on the exemption from the registration requirements provided by Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or other applicable Securities Act exemptions.

THE INFORMATION CONTAINED IN THIS CURRENT REPORT ON FORM 8-K IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SHARES OF SERIES A PREFERRED STOCK OR ANY OTHER SECURITIES OF THE COMPANY.  THE SHARES OF SERIES A PREFERRED STOCK AND THE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION UNDER THE SECURITIES ACT OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.  THE COMPANY IS FILING THIS CURRENT REPORT ON FORM 8-K WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION FOR THE SOLE PURPOSE OF REPORTING ITS ENTRY INTO THE HGC PURCHASE AGREEMENT, THE BACKSTOP PURCHASER AGREEMENTS AND THE BACKSTOP AMENDMENTS, AS REQUIRED BY THE RULES AND REGULATIONS OF THE COMMISSION.

Item 3.02.Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 3.02.

Item 7.01 Regulation FD Disclosure.

On August 7, 2018, the Company issued a press release regarding the transactions described above under Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.            Financial Statements and Exhibits.

(d)  Exhibits.

3.1	Form of Certificate of Designations of Series A Convertible Preferred Stock.

4.1	Form of Warrant Agreement.

10.1

Series A Convertible Preferred Stock Purchase Agreement, dated as of August 3, 2018, entered into by and between NextDecade Corporation and York Capital Management Global Advisors, LLC, severally on behalf of certain funds or accounts managed by it or its affiliates.

10.2

Series A Convertible Preferred Stock Purchase Agreement, dated as of August 3, 2018, entered into by and between NextDecade Corporation and Valinor Management, L.P., severally on behalf of certain funds or accounts for which it is investment manager.

10.3

Series A Convertible Preferred Stock Purchase Agreement, dated as of August 3, 2018, entered into by and between NextDecade Corporation and Halcyon Capital Management LP, severally on behalf of certain funds or accounts managed by it or its affiliates.

10.4	Series A Convertible Preferred Stock Purchase Agreement, dated as of August 3, 2018, entered into by and between NextDecade Corporation and HGC NEXT INV LLC.

10.5	Form of Registration Rights Agreement.

10.6	Purchaser Rights Agreement, dated as of August 3, 2018, entered into by and between NextDecade Corporation and HGC NEXT INV LLC.

10.7

Amendment No. 1 to Backstop Commitment Agreement, made effective as of August 3, 2018, by and between NextDecade Corporation and York Capital Management Global Advisors, LLC, severally on behalf of certain funds or accounts advised by it or its affiliates.

10.8

Amendment No. 1 to Backstop Commitment Agreement, made effective as of August 3, 2018, by and between NextDecade Corporation and Valinor Management, L.P., severally on behalf of certain funds or accounts for which it is investment manager.

10.9

Amendment No. 1 to Backstop Commitment Agreement, made effective as of August 3, 2018, by and between NextDecade Corporation and Halcyon Capital Management LP, severally on behalf of certain funds or accounts advised by it or its affiliates.

99.1	Press Release, dated August 7, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2018

NEXTDECADE CORPORATION

By:	/s/ Krysta De Lima
Name: Krysta De Lima
Title: General Counsel